SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K/A

                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of Earliest Event Reported): December 12, 1997
                                                   -----------------





                    PREMIER BANCSHARES, INC.
     (Exact name of Registrant as specified in its charter)



        Georgia                     1-12625                58-1793778
(State or other jurisdiction of     (Commission File No.)  (IRS Employer
incorporation or organization)                             Identification No.)








                       2180 Atlanta Plaza
                    950 East Paces Ferry Road
                     Atlanta, Georgia 30326
  (Address of principal executive offices, including zip code)
                         (404) 814-3090
      (Registrant's telephone number, including area code)










ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)Financial Statements of Business Acquired

      Financial Statements of Premier restated to reflect the acquisition of Citizens Gwinnett Bankshares, Inc. were filed with Premier's Registration Statement on Form S-4 (File No. 333-
45601).

      (b)Pro Forma Financial Information

          See above.

                            SIGNATURE

      Pursuant  to  the  requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: March 5, 1998,          /S/Darrell D. Pittard
                              ---------------------
                              Darrell D. Pittard,
                              Chairman and Chief Executive Officer